UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 21, 2005

THE GREENBRIER COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Commission File No. 1-13146

Delaware	93-0816972
(State of Incorporation)	(I.R.S. Employer Identification No.)

One Centerpointe Drive, Suite 200, Lake Oswego, OR	97035
(Address of principal executive offices)	(Zip Code)

(503) 684-7000
(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On April 21, 2005, The Greenbrier Companies, Inc. issued two press releases announcing a stock offering and a settlement with the Estate of former Chairman, Alan James. Copies of such releases are attached as Exhibits 99.1 and 99.2.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits:

Exhibit
Number	Description
99.1	Press Release dated April 21, 2005 of The Greenbrier Companies, Inc. entitled “Greenbrier announces stock offering”

99.2	Press Release dated April 21, 2005 of The Greenbrier Companies, Inc. entitled “Greenbrier announces settlement with Estate of former Chairman, Alan James”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE GREENBRIER COMPANIES, INC.

Date:	April 21, 2005	By:	/s/ Larry G. Brady

Larry G. Brady Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)